SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant      |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement            |_|  Confidential, for Use of the
                                                  Commission Only (as permitted
|X|   Definitive Proxy Statement                  by Rule 14a-6(e)(2))
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant
      toss.240.14a-11(c) or
      ss.240.14a-12


                              CENTER BANCORP, INC.
                 ---------------------------------------------
                (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|        No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           (1) Title of each class of securities to which transaction applies:

           (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           (4) Proposed maximum aggregate value of transaction:

           (5) Total fee paid:

|_|        Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1) Amount Previously Paid:

           (2) Form, Schedule or Registration Statement No.:

           (3) Filing Party:

           (4) Date Filed:

                              CENTER BANCORP, INC.

                             Corporate Headquarters
                               2455 Morris Avenue
                             Union, New Jersey 07083
                                 (908) 688-9500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 20, 2004

To Our Shareholders:

         The Annual Meeting of Shareholders of Center Bancorp, Inc. (the "Corporation") will be held at the Suburban Golf Club, 1730 Morris Avenue, Union, New Jersey on April 20, 2004, at 10:00 a.m., for the following purposes:

1. To elect four Class 1 directors, whose three year terms will expire in 2007.

         2. To vote on a proposal to adopt the 2003 Non-Employee Director Stock Option Plan.

         3. To transact such other business as may properly come before the Annual Meeting.

         Only shareholders of record of the Corporation at the close of business on February 27, 2004 shall be entitled to notice of and to vote at the Annual Meeting. Each share of the Corporation's Common Stock is entitled to one vote.

         Please complete, sign, date and return the accompanying proxy in the enclosed postage paid envelope at your earliest convenience.

         You are cordially invited to attend the Meeting.

                                              By Order of the Board of Directors


                                              John J. Davis
                                              President and
                                              Chief Executive Officer

Dated:  March 19, 2004

                              CENTER BANCORP, INC.
                   2455 Morris Avenue, Union, New Jersey 07083

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Center Bancorp, Inc. (the "Corporation") of proxies to be used at the annual meeting of the shareholders of the Corporation to be held at the Suburban Golf Club, 1730 Morris Avenue, Union, New Jersey at 10:00 a.m. on April 20, 2004, and any adjournments thereof (the "Annual Meeting"). Copies of this Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about March 19, 2004.

         Only shareholders of record at the close of business on February 27, 2004 (the "Record Date") will be entitled to receive notice of and to vote at the Annual Meeting. Each share is entitled to one vote on each matter to be voted on at the Annual Meeting. On the Record Date, there were 8,525,967 shares of common stock, no par value (the "Common Stock"), outstanding.

         In a Schedule 13G filing made on February 13, 2004 on behalf of Private Capital Management, 8889 Pelican Bay Boulevard, Naples, Florida 34108 ("PCM"), PCM, an investment adviser, stated that it beneficially owns 604,984 shares of Common Stock (7.1% of the shares outstanding as of the Record Date). The Corporation is not aware of any other person or entity that owned of record or beneficially more than five percent of the outstanding Common Stock as of the Record Date. In its Schedule 13G filing, PCM stated, among other things, that it acquired such shares "in the ordinary course of business" and that such shares were "not acquired for the purpose of...changing or influencing the control" of the Corporation.

         Any shareholder who executes the proxy referred to in this Proxy Statement may revoke such proxy at any time before it is exercised, but revocation is not effective unless a later dated signed proxy is submitted to the Corporation prior to the Annual Meeting, written notice of revocation is filed with the Secretary of the Corporation either prior to the Annual Meeting or while the Annual Meeting is in progress but prior to the voting of such proxy or the shares subject to such proxy are voted by written ballot at the Annual Meeting.

         All proxies properly executed and not revoked will be voted as specified. If a proxy is signed but no specification is given, the proxy will be voted in favor of the Board's nominees for election to the Board and in favor of the proposal to adopt the 2003 Non-Employee Director Stock Option Plan.

         The cost of soliciting proxies shall be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, officers and employees of the Corporation and/or its subsidiary may solicit proxies by telephone, telegraph or personal interview, with nominal expense to the Corporation. The Corporation will also pay the standard charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy soliciting material to the beneficial owners of shares.

         The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. The election of directors will require the affirmative vote of a plurality of the Common Stock represented and entitled to vote at the Annual Meeting. The approval of the proposal to adopt the 2003 Non-Employee Director Stock Option Plan and any other matters submitted to shareholders at the Annual Meeting will require the affirmative vote of a majority of the votes cast at the Annual Meeting by shareholders represented and entitled to vote at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "for" or "against" will be counted. Abstentions and broker non-votes will be counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

                              Election of Directors

         The By-Laws provide that the Board of Directors shall consist of not less than five nor more than twenty-five members, the exact number to be fixed and determined from time to time by resolution of the full Board of Directors or by resolution of the shareholders at any annual or special meeting. The Board of Directors has set the number of Directors to be twelve. The Corporation's Certificate of Incorporation provides that the Directors shall be divided into three classes, as nearly equal in number as possible, with each class elected on a staggered term basis, normally for a period of three years. Shorter terms are permitted when necessary in order to equalize the size of the classes. At the upcoming Annual Meeting, four directors in Class 1 will be elected for a three year term. The terms of the directors in Class 2 and Class 3 will continue until 2006 and 2005, respectively.

         Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Recently, Nasdaq adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. As noted below, the Board has determined that the members of the Audit Committee satisfy all such definitions of independence. The Board has also determined that the following members of the Board satisfy the Nasdaq definition of independence:
Hugo Barth III, Robert L. Bischoff, Alexander A. Bol, Brenda Curtis, James J. Kennedy, Paul Lomakin, Jr., Eugene V. Malinowski, Herbert Schiller and William
A. Thompson.

         It is intended that the proxies solicited hereunder will be voted FOR (unless otherwise directed) the election of John J. Davis, Brenda Curtis, Donald
G. Kein and Norman F. Schroeder for three year terms. The Corporation does not contemplate that any nominee will be unable to serve as a director for any reason. Each nominee has agreed to serve if elected. However, in the event that one or more of the nominees should be unable to stand for election, discretionary authority is reserved to cast votes for the election of a substitute or substitutes selected by the Board of Directors and all proxies eligible to be voted for the Board's nominees will be voted for such other person or persons. Each of the nominees is currently a member of the Board of Directors of the Corporation and its subsidiary, Union Center National Bank (the "Bank").

         With the exception of Mr. Malinowski, Mr. Barth and Ms. Curtis, each of the members of the Board of Directors of the Corporation (collectively, the "Directors") has served in his or her current occupation for at least the past five years. Eugene V. Malinowski has served in his current position as the managing director of Capital Consulting Network, LLC since 2002. He served as the Foundation's Financial Business Manager for St. Barnabas Health Care Systems from 1999 to 2001 and as Senior Vice President and Chief Financial Officer of the former First Savings Bank of New Jersey from 1996 to 1999. Mr. Barth retired in 2003. Previously, he was a partner in the firm of Haeberle & Barth (funeral directors). Ms. Curtis retired in 2003. She served as the Regional Vice President of the Eastern Division of the American Cancer Society from September 2002 until her retirement in August 2003. From June 1999 until September 2002, she served as the Regional Director of the American Cancer Society. From 1982 through 1999, Ms. Curtis was the Executive Director of the Union County (N.J.) branch of the American Cancer Society. The Directors, as of February 1, 2004, according to information supplied by them, owned beneficially, directly or indirectly, the number of shares of Common Stock set forth opposite their respective names below. The Directors have served continuously as such since the dates when they first became Directors as set forth herein. The date appearing in parentheses opposite each director's name in the "Director Since" column below represents the year in which such Director became a director of the Bank. Each Director presently serves as a Director of the Bank.

CLASS - 1 The following table sets forth certain information with respect to each Director in Class 1 (each of whom has been nominated for a three year term).

                                                                         Number of
                                                                         Shares of
                                                                         Common Stock
                                                                         Held
                                                                         Beneficially        Percent of
                                                             Director    Directly and        Outstanding
Name                  Occupation                     Age     Since       Indirectly          Shares

John J. Davis         President and Chief             61      1982       168,217 (a)           1.97
                      Executive Officer of the               (1982)
                      Corporation and the Bank

Brenda Curtis         Retired in 2003; see text       62      1995       41,355 (b)             .48
                      above regarding prior years            (1995)

Donald G. Kein        Partner, Kein, Pollatschek      66      1982       135,000 (c)           1.58
                      & Greenstein (Attorneys)               (1970)

Norman F. Schroeder   President & CEO                 38      2000       78,417 (d)             .92
                      NFS Associates, Inc.                   (2000)
                      (construction services)

(a) Direct--------------     167,651
    Indirect------------         566 (jointly  with wife)

(b) Direct--------------      41,533

(c) Direct--------------     100,000
    Indirect------------      35,000 (wife)

(d) Direct--------------      47,464
    Indirect------------      30,953 (as trustee)

CLASS 2 - The following table sets forth certain information with respect to each Director in Class 2 (each member of Class 2 has a term that will continue until 2006)

                                                                        Number of
                                                                        Shares of
                                                                        Common Stock
                                                                        Held
                                                                        Beneficially        Percent of
                                                             Director   Directly and        Outstanding
Name                  Occupation                      Age    Since      Indirectly          Shares
Hugo Barth, III       Retired in 2003; see            61      1982       85,876 (a)            1.01
                      text above regarding                   (1977)
                      prior years

Alexander A. Bol      Owner, Alexander                56      1994       52,320 (b)             .61
                      A. Bol A.I.A.                          (1994)
                      (Architectural Firm);
                      Chairman  of the  Board
                      of the Corporation and
                      the Bank (2001-Present)

Eugene V.             Managing Director,              64      2002         4,064 (c)            .05
Malinowski            Capital Consulting                     (2002)
                      Network, LLC
                      (financial advising
                      services)
                      (2002-Present);  see
                      text above regarding
                      prior years

William A. Thompson   Vice President,                 46      1994       46,652 (d)             .55
                      Thompson & Co.                         (1994)
                      (Auto Parts Distributor)

(a) Direct--------------      43,912
    Indirect------------      41,964 (wife and jointly with wife)

(b) Direct--------------      52,320

(c) Direct--------------       4,064

(d) Direct--------------      41,322
    Indirect------------       5,330 (wife and children)

CLASS - 3 The following table sets forth certain information with respect to the Directors in Class 3 (each member of Class 3 has a term that will continue until 2005).

                                                                        Number of
                                                                        Shares of
                                                                        Common Stock
                                                                        Held
                                                                        Beneficially          Percent of
                                                        Director        Directly and          Outstanding
Name                  Occupation                 Age    Since           Indirectly            Shares
Robert L. Bischoff    President                  64     1992               48,398 (a)           .57
                      Beer Import Co.                   (1992)

Paul Lomakin, Jr.     President                  77     1982             148,468 (b)           1.74
                      Winthop Dev.                      (1977)
                      (Builder)

Herbert Schiller      President                  68     1990               55,416 (c)           .65
                      Foremost Mfg. Co.                 (1990)
                      (Manufacturer)

James J. Kennedy      Managing Partner           48     2000               31,232 (d)           .37
                      KV-1 Asset                        (2000)
                      Management, LLC

(a) Direct ------------- 46,684
    Indirect------------ 1,714 (wife)

(b) Direct ------------- 74,026
    Indirect------------ 74,442 (wife)

(c) Direct ------------- 47,816
    Indirect------------ 7,600 (Trust)

(d) Direct ------------- 31,232


         The shares set forth in the table above include the following number of shares subject to options exercisable by March 31, 2004: Mr. Barth, 0 shares; Mr. Bischoff, 0 shares; Mr. Bol, 12,852 shares; Ms. Curtis, 28,714 shares; Mr. Davis, 7,524 shares; Mr. Kein, 0 shares; Mr. Lomakin, 0 shares; Mr. Schiller, 0 shares; Mr. Thompson, 25,452 shares.; Mr. Kennedy, 22,974 shares; Mr. Schroeder, 22,974 shares; and Mr. Malinowski, 0 shares.

         Anthony C. Weagley, the Corporation's Chief Financial Officer, beneficially owned 13,623 shares of Common Stock as of February 1, 2004, including 5,711 shares subject to options exercisable by March 31, 2004. Donald Bennetti, a Vice President of the Corporation, beneficially owned 7,177 shares of Common Stock as of February 1, 2004, including no shares subject to options exercisable by March 31, 2004. William E. Arnold, a Vice President of the Corporation, beneficially owned 5,951 shares of Common Stock as of February 1, 2004, including 1,333 shares subject to options exercisable by March 31, 2004. Lori A. Wunder, a Vice President of the Corporation, beneficially owned 9,296 shares of Common Stock as of February 1, 2004, including 6,881 shares subject to options exercisable by March 31, 2004. As of February 1, 2004, the total number of shares of Common Stock directly and beneficially owned by all Directors and executive officers of the Corporation (19 persons) amounted to 961,437 shares or 11.28% of the common shares outstanding. In addition, as of February 1, 2004, the total number of shares of Common Stock directly and beneficially owned by officers of the Bank (and not the Corporation) amounted to 34,692 shares or .41% of the common shares outstanding.

         There are no fees paid to any Director of the Corporation for any meeting of the Board of Directors or its committees or committee meetings of the Bank's Board of Directors. All directors of the Bank who are not officers of the Bank receive a $7,000 annual retainer and $900 for each meeting of the Board of Directors of the Bank attended. For information regarding grants of stock options to the Corporation's outside directors, see "Stock Options - 1993 Outside Director Stock Option Plan" and see "Proposal Two - Adoption of the 2003 Non-Employee Director Stock Option Plan.

         Effective July 1, 1998, the Board of Directors adopted the Union Center National Bank Directors' Retirement Plan (the "Directors' Retirement Plan"). Under the Directors' Retirement Plan, each non-employee director of the Board who completes at least 15 years of service as a member of the Board (including service on the Board prior to July 1, 1998), and who retires from the Board on or after May 1, 2000 and after having attained age 70, will be paid an annual retirement benefit of $8,500, payable monthly, commencing on his or her date of retirement and continuing for 180 payments. In the event that a director dies before receiving his or her entire benefit, the balance of such benefit will continue to be paid to the director's surviving spouse until the earlier of such spouse's death or the payment of all 180 such monthly installments. The Directors' Retirement Plan is unfunded; that is, all benefits due thereunder are payable from the Bank's general assets. The Bank may, however, establish a trust or similar arrangement for the purpose of accumulating the amounts needed to provide such benefits.

         There is no family relationship, by blood, marriage or adoption, between any of the foregoing Directors and any other officer, director or employee of the Corporation or the Bank.

         The Corporation did not have a compensation committee of the Board of Directors during 2003. Matters within the jurisdiction of the compensation committee were considered by the Bank's compensation committee and approved by the entire Board of Directors of the Corporation. During 2004, the Board established a Compensation Committee, consisting of Hugo Barth III, Alexander A. Bol, Brenda Curtis and William A. Thompson. The Compensation Committee is charged with recommending to the full Board the compensation of the chief executive officer and the compensation of all other officers of the Corporation. The chief executive officer will not participate in deliberations regarding his own compensation, but will participate in deliberations regarding the compensation of the other officers. The Compensation Committee will also administer the Corporation's equity compensation plans, other than plans intended solely for the benefit of non-employee directors.

         The Board's Audit Committee consists of Mr. Bischoff, (Chairman), and Messrs. Kennedy, Malinowski and Schiller. The Audit Committee has been established by the Board of Directors for the purpose of overseeing the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation and has responsibility for monitoring the Corporation's financial reporting systems, reviewing the Corporation's financial statements, hiring and discharging the Corporation's independent accountants and supervising the relationship between the Corporation and its independent accountants. During 2003, the Audit Committee met 6 times and the Board of Directors met 12 times. All directors attended more than 75% of the Board and committee meetings that they were required to attend. For additional information regarding the Audit Committee, see "Audit Committee Matters".

         The Board did not have a nominating committee during 2003. Instead, the functions of the nominating committee were performed by the entire Board. During 2004, the Board established a Nominating Committee, consisting of Hugo Barth, III, Robert L. Bischoff, Alexander A. Bol, Brenda Curtis, James J. Kennedy, Paul Lomakin, Jr., Eugene V. Malinowski, Herbert Schiller and William A. Thompson. For additional information regarding the Nominating Committee, see "Nominating Committee Matters".

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following table sets forth, for the years ended December 31, 2001, 2002 and 2003, the annual and long-term compensation of the Corporation's Chief Executive Officer and the four other most highly compensated executive officers of the Corporation during 2003 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         Long Term
                                                                                        Compensation
                                                                                        ------------
                                               Annual Compensation              Restricted     Securities
Name and                                       -------------------                Stock        Underlying
Principal Position            Year       Salary       Bonus(A)      Other (B)    Awards($)   Options/SARs(#)   Other (F)
------------------            ----       ------       --------      ---------    ---------   ---------------   ---------
John J. Davis,               2003        $355,471     $163,125     $25,645            --              --        $9,900
President and Chief          2002         322,242      135,000      25,031        93,400(C)           --         9,000
Executive Officer            2001         296,657       83,700      22,981        92,500(D)           --         8,370
of the Corporation
and the Bank

Anthony C. Weagley           2003         160,243       50,826      13,332            --              --            -0-
Vice President and           2002         134,026       25,000      11,487        23,350(E)        2,000           495
Treasurer of the             2001         123,728       23,400      10,770            --              --         1,755
Corporation and
Sr. Vice President and
Cashier of the Bank

William E. Arnold            2003         136,954       46,446      15,559            --              --         3,750
Vice President of the        2002         112,887       20,000      12,626        23,350(E)        2,000         3,150
Corporation and Senior       2001         101,787       19,100      10,224            --              --         2,146
Vice President of the Bank

Lori A. Wunder               2003         118,150       43,560      12,169            --              --         1,632
Vice President of the        2002         109,001       20,300      11,688        23,350(E)        2,000         1,017
Corporation and              2001         101,835       19,000      10,942            --              --           954
Senior Vice
President of the Bank

Donald Bennetti              2003         120,096       37,717      16,394            --              --         2,956
Vice President of the        2002         113,984       15,800      13,982        23,350(E)        2,000           789
Corporation and Senior       2001         113,513       15,800      13,227            --              --            --
Vice President of the Bank


----------------
         (A) Represents amounts payable under the Achievement Incentive Plan (the "AIP").

         (B) For Mr. Davis, represents the cost to the Corporation of supplying an automobile to Mr. Davis ($20,348 in 2003, $18,970 in 2002 and $17,473 in 2001) and payments made on Mr. Davis' behalf with respect to his personal use of a country club membership. For Mr. Weagley, includes the cost to the Corporation of supplying an automobile to Mr. Weagley ($13,021 in 2003, $11,177 in 2002 and $10,511 in 2001). For Mr.
         Arnold, includes the cost to the Corporation of supplying an automobile to Mr. Arnold ($14,010 in 2003, $11,077 in 2002 and $10,224 in 2001).
         For Mrs. Wunder, includes the cost to the Corporation of supplying an automobile to Mrs. Wunder ($12,053 in 2003, $11,449 in 2002 and $10,687
         in 2001). For Mr. Bennetti, includes the cost to the Corporation of supplying an automobile to Mr. Bennetti ($15,098 in 2003, $12,686 in 2002 and $11,932 in 2001).

         (C) Represents the number of shares subject to award multiplied by the average of the high bid price and the low asked price on December 2, 2002 (date of grant). On December 31, 2002, all such shares were restricted and had an aggregate market price of $94,400. Mr. Davis' restricted shares vested on January 16, 2003 and were eligible for dividends in the same manner as the Common Stock. In connection with the grant of these restricted shares, the Corporation agreed to pay a cash gross-up amount (subsequently determined to be $88,825 for Mr. Davis, which sum is included in Mr. Davis' 2003 bonus set forth above) designed to offset the income tax effect of receiving these restricted shares and this cash amount.

         (D) Represents the number of shares subject to award multiplied by the average of the high bid price and the low asked price on December 7, 2001 (date of grant). On December 31, 2001, all such shares were restricted and had an aggregate market price of $94,875. Mr. Davis' restricted shares vested on January 16, 2002 and were eligible for dividends in the same manner as the Common Stock. In connection with the grant of restricted shares, Mr. Davis received in 2002 a cash award (included in Mr. Davis' 2002 bonus) of $45,000 to defray a portion of the tax expenses incurred by Mr. Davis in connection with the grant of the restricted shares.

         (E) Represents the number of shares subject to awards made to each of Anthony Weagley, William Arnold, Lori Wunder and Donald Bennetti, multiplied by the average of the high bid price and the low asked price on December 2, 2002 (date of grant). On December 31, 2002, all such shares were restricted and, for each such awardee, had an aggregate market price of $23,600. These awardees' restricted shares vested on January 16, 2003 and were eligible for dividends in the same manner as the Common Stock. In connection with the grant of these restricted shares, the Corporation agreed to pay a cash gross-up amount (subsequently determined to be $24,526 for Mr. Weagley, $24,546 for Mr. Arnold, $24,560 for Ms. Wunder and $23,217 for Mr. Bennetti,, which sums are included in the 2003 bonus amounts set forth above) designed to offset the income tax effect of receiving these restricted shares and this cash amount.

         (F) Represents contributions made to the Corporation's 401(k) plan on behalf the Named Officers, representing 50% of their contributions up to 6% of gross compensation.

Stock Options

1999 Employee Stock Incentive Plan

         The 1999 Employee Stock Incentive Plan was adopted in order to attract and retain qualified officers and employees. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1999 Employee Stock Incentive Plan, which is included as an exhibit to the Corporation's reports filed with the SEC.

         The 1999 Employee Stock Incentive Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), non-qualified stock options and restricted stock awards to employees of the Corporation.

         The Corporation has 394,696 shares of Common Stock initially authorized for issuance under the 1999 Employee Stock Incentive Plan (as adjusted for stock splits and stock dividends) and 263,359 shares remained available for grant as of January 1, 2004. All of the Corporation's 198 employees are eligible to participate in the 1999 Employee Stock Incentive Plan. Future grants under the 1999 Employee Stock Incentive Plan have not yet been determined. No option will vest more than ten years from the date of grant and no option may be granted after April 13, 2009.

1993 Employee Stock Option Plan

         The 1993 Employee Stock Option Plan was adopted in order to attract and retain qualified officers and employees. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1993 Employee Stock Option Plan, which is included as an exhibit to the Corporation's reports filed with the SEC.

         The 1993 Employee Stock Option Plan authorizes the granting of incentive stock options and non-qualified stock options to employees of the Corporation, including officers. No options were permitted to be granted under the 1993 Employee Stock Option Plan after November 17, 2003.

         The Corporation initially had 574,326 shares of Common Stock authorized for issuance under the 1993 Employee Stock Option Plan (as adjusted for stock splits and stock dividends). All of the Corporation's employees were eligible to participate in the 1993 Employee Stock Option Plan. No option will vest more than ten years from the date of grant.

1993 Outside Director Stock Option Plan

         The 1993 Outside Director Stock Option Plan was adopted in order to attract and retain qualified directors. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1993 Outside Director Stock Option Plan, which is included as an exhibit to the Corporation's reports filed with the SEC.

         Pursuant to the 1993 Outside Director Stock Option Plan, directors Hugo Barth, Robert L. Bischoff, Alexander A. Bol, Brenda Curtis, Donald G. Kein, James J. Kennedy, Paul Lomakin, Jr., Eugene V. Malinowski, Herbert Schiller, Norman F. Schroeder and William A. Thompson have received a one-time stock option covering 34,458 shares of Common Stock (as adjusted for stock splits and stock dividends). These options become exercisable in three installments, commencing one year after the date of grant, at a per share exercise price equal to the fair market value of one share of Common Stock on the date of grant. Such options may not be exercised more than ten years after their date of grant. No options were permitted to be granted under the 1993 Outside Director Stock Option Plan after November 17, 2003.

         The Corporation initially had 516,894 shares of Common Stock authorized for issuance under the 1993 Outside Director Stock Option Plan (as adjusted for stock splits and stock dividends). No shares were available for grant as of January 1, 2004. All directors other than John J. Davis were eligible to participate in the 1993 Outside Director Stock Option Plan.

2003 Non-Employee Director Stock Option Plan

         For information regarding the 2003 Non-Employee Director Stock Option Plan, see "Proposal Two - Adoption of the 2003 Non-Employee Director Stock Option Plan". No options have been granted under this plan, pending shareholder approval of this plan.

Statistical Information

         No stock options were granted to the Named Officers during the year ended December 31, 2003.

         The following table provides data regarding the options exercised by the Named Officers during 2003 (reflecting the number of shares acquired and the difference between the value of the shares on the exercise date and the option exercise price) and the number of shares covered by both exercisable and non-exercisable stock options held by the Named Officers at December 31, 2003. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of the Named Officers' options and $19.82, the weighted average trading price for the Common Stock on December 31, 2003.

               AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTIONS/SAR VALUES


                                                          Number of
                                                         securities          Value of
                                                         underlying       unexercised in
                                                         unexercised         the money
                                                        options/SARs       options/SARs
                                                       at fiscal year     at fiscal year
                                                           end                 end
                         Shares                             (#)                ($)
                       Acquired on        Value          Exercisable/       Exercisable/
          Name         Exercise(#)     Realized ($)     Unexercisable      Unexercisable
John J. Davis                  0             $    0      7,524/    0        95,032/     0
Anthony C. Weagley             0                  0      5,711/2,667        68,424/24,750
William E. Arnold              0                  0      1,333/2,667        12,730/24,750
Lori A. Wunder                 0                  0      6,881/2,667        82,444/24,750
Donald Bennetti            3,363             29,865          0/2,667            0/24,750


         The following table gives information about the Corporation's Common Stock that may be issued upon the exercise of options, warrants and rights under the Corporation's 1999 Stock Incentive Plan, 1993 Employee Stock Option Plan and 1993 Outside Director Stock Option Plan, as of December 31, 2003. These plans were the Corporation's only equity compensation plans in existence as of December 31, 2003. The 2003 Non-Employee Director Stock Option Plan was adopted by the Board of Directors during 2003, but remains subject to the approval of the Corporation's shareholders at the 2004 Annual Meeting; no options have been or will be granted under the 2003 Non-Employee Director Stock Option Plan unless and until the Corporation's shareholders approve this plan.

                                                                                                    (c)
                                                                                           Number Of Securities
                                                                                          Remaining Available For
                                       (a)                        (b)                   Future Issuance Under Equity
                             Number Of Securities To Be   Weighted-Average Exercise         Compensation Plans
                               Issued Upon Exercise Of       Price Of Outstanding          (Excluding Securities
                                Outstanding Options,        Options, Warrants and              Reflected In
       Plan Category             Warrants and Rights                Rights                      Column (a))
Equity Compensation  Plans
Approved by
Shareholders............             237,176                   $4.98-$17.50                       854,939


Equity Compensation Plans
Not Approved by                        --                          --                                --
Shareholders............


Total....................            237,176                   $4.98 - $17.50                     854,939

Pension Plan

         The Bank maintains a defined benefit pension plan (the "Pension Plan") for the benefit of its eligible employees. Monthly normal retirement benefits are computed at the rate of 44% of final average earnings, reduced proportionately for the participant's credited benefit years less than 25. "Final average earnings" is the average monthly W-2 compensation which is paid to participants by the Bank during the last 60 calendar months of their credited benefit service (essentially equivalent to "Salary" in the Summary Compensation Table set forth above). The benefits shown are not subject to deduction for Social Security or other offset amounts.

         The following table sets forth the annual benefits which an eligible employee would receive under the Pension Plan upon retirement at age 65 based on the indicated assumptions as to average annual earnings and years of service. The table also reflects benefits under the Corporation's Supplemental Executive Retirement Plans, which became effective on January 1, 1995. The amounts shown reflect a 10 year certain and life annuity benefit rather than the joint and 50% survivor annuity benefit required by the Employee Retirement Income Security Act of 1974 as the normal form of benefit for a married employee. The number of benefit years for Mr. Davis is 26, the number of benefit years for Mr. Weagley is 18, the number of benefit years for Mr. Arnold is 4, the number of benefit years for Ms. Wunder is 13 and the number of benefit years for Mr. Bennetti is 13.

           Average Annual
    Earnings for 60 Consecutive
       Months to Retirement        10 Benefit Years   15 Benefit Years      20 Benefit Years      25 Benefit Years

            $ 40,000                   $ 7,040            $10,560               $14,080            $17,600
              60,000                    10,560             15,840                21,120                 26,400
              80,000                    14,080             21,120                28,160                 35,200
             100,000                    17,600             26,400                35,200                 44,000
             120,000                    21,120             31,680                42,240                 52,800
             140,000                    24,640             36,690                49,280                 61,600
             160,000                    28,160             42,240                56,320                 70,400
             180,000                    31,680             47,520                63,360                  79,200
             200,000                    35,200             52,800                70,400                 88,000
             205,000*                   36,080             54,120                72,160                 90,200

*  Maximum

Other Benefit Plans

         During 1994, the Corporation implemented two Supplemental Executive Retirement Plans ("SERPS"). The SERPS, as well as a trust arrangement entered into during 1997, are described below under the caption "Board Report on Executive Compensation."

Employment Agreements

         John J. Davis entered into an employment agreement with the Corporation and the Bank, dated as of August 1, 1992. Effective September 1, 1995, the employment agreement was amended and restated in its entirety. As amended, the employment agreement provides for Mr. Davis' employment as President and Chief Executive Officer of the Corporation and the Bank for an initial term that was completed in 2000, subject to renewal provisions that, in effect, assure Mr. Davis of at least three years' notice of termination in the absence of a "Change in Control Event" (as defined) and five years' notice of termination in connection with a Change in Control Event. Mr. Davis' salary rate currently is $330,000 per annum. In subsequent years, Mr. Davis is to receive his salary for the immediately preceding 12 month period plus such salary increment as shall be determined by the compensation committee of the Bank's Board of Directors, with reference to the Bank's salary guide. The employment agreement also provides that Mr. Davis will receive benefits and perquisites appropriate to his position.

         Mr. Davis has the right under the employment agreement to resign with "Good Reason," which is defined in the agreement to include certain Change in Control Events which, in turn, are defined as the acquisition by a third party of a majority of the voting stock or substantially all of the assets of the Corporation or the Bank or a change in the composition of the Board of Directors such that a majority of the members of the Board as of the date of the agreement no longer serve on the Board. Upon termination for Good Reason, the employment agreement provides that Mr. Davis will be entitled to receive a severance allowance equal to his regular compensation for the duration of the term of the agreement, an amount equal to the largest bonus received by Mr. Davis under the AIP, multiplied by the number of years remaining in the term of his employment agreement, benefits comparable to the benefits that Mr. Davis would have received under certain benefit plans maintained by the Corporation and the Bank and acceleration of all unvested stock options. Mr. Davis would be entitled to comparable benefits if the Bank and the Corporation were to terminate his employment without cause.

         Anthony C. Weagley, William E. Arnold, Lori A. Wunder and Donald Bennetti have each entered into employment agreements with the Corporation and the Bank. Mr. Weagley's agreement provides for his employment as Senior Vice
President and Cashier of the Bank and Vice President and Treasurer of the Corporation for an initial term that was completed on December 31, 1998, subject to renewal provisions that, in effect, assure Mr. Weagley of at least two years' notice of termination in the absence of a Change in Control Event and three years' notice of termination in connection with a Change in Control Event. Mr. Arnold's agreement provides for his employment as a Senior Vice President of the Bank and Vice President of the Corporation for an initial term that will be completed on December 31, 2004, subject to renewal provisions that, in effect, assure Mr. Arnold of at least two years' notice of termination in the absence of a Change in Control Event and three years' notice of termination in connection with a Change in Control Event. Ms. Wunder's agreement provides for her employment as a Senior Vice President of the Bank and Vice President of the Corporation for an initial term that was completed on December 31, 2001, subject to renewal provisions that, in effect, assure Ms. Wunder of at least two years' notice of termination in the absence of a Change in Control Event and three years' notice of termination in connection with a Change in Control Event. Mr. Bennetti's agreement provides for his employment as a Senior Vice President of the Bank and Vice President of the Corporation for an initial term that was completed on December 31, 1998, subject to renewal provisions that, in effect, assure Mr. Bennetti of at least two years' notice of termination in the absence of a Change in Control Event and three years' notice of termination in connection with a Change in Control Event. Mr. Weagley's salary rate currently is $162,500 per annum, Mr. Arnold's salary rate currently is $137,500 per annum, Ms. Wunder's salary rate currently is $112,100 per annum and Mr. Bennetti's salary rate currently is $110,700 per annum. In subsequent years, Mr. Weagley, Mr. Arnold, Ms. Wunder and Mr. Bennetti are to receive their salary for the immediately preceding 12 month period plus such salary increment as shall be determined by the compensation committee of the Bank's Board of Directors, with reference to the Bank's salary guide. The employment agreements also provide that such officers will receive certain benefits and perquisites appropriate to their positions.

         Mr. Weagley, Mr. Arnold, Ms. Wunder and Mr. Bennetti have the right under their employment agreements to resign with "Good Reason", which is defined in a manner similar to the definition in Mr. Davis' contract. Upon termination for Good Reason, the employment agreements provide that these officers will be entitled to receive a severance allowance equal to their regular compensation for the duration of the term of the agreement, an amount equal to the largest bonus received by them under the AIP, multiplied by the number of years remaining in the term of their employment agreements, benefits comparable to the benefits that they would have received under certain benefit plans maintained by the Corporation and the Bank and acceleration of all unvested stock options. Mr. Weagley, Mr. Arnold, Ms. Wunder and Mr. Bennetti would be entitled to comparable benefits if the Bank and the Corporation were to terminate their employment without cause.

         The employment agreements for the Named Officers contain "gross up" provisions which provide for additional compensation in the event that any benefits payable to them pursuant to their employment agreements are subject to certain excise taxes imposed by the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation

         The Board of Directors of the Corporation did not maintain a Compensation Committee during 2003. Compensation issues were considered by the Bank's Compensation Committee, which consisted of Hugo Barth III, Alexander A. Bol, Brenda Curtis and William A. Thompson. Decisions of that committee were reviewed by the entire Board of Directors of the Corporation. During 2003, the following individuals served on the Corporation's Board for all or a portion of the year: Alexander A. Bol, Hugo Barth III, Robert L. Bischoff, Brenda Curtis, John J. Davis, Donald G. Kein, James J. Kennedy, Paul Lomakin, Jr., Eugene V. Malinowski, Herbert Schiller, Norman F. Schroeder and William A. Thompson. Of the persons named, only Mr. Davis and Mr. Bol have served as an officer and/or employee of the Corporation or the Bank. Mr. Davis participated in determinations regarding compensation of all employees other than himself.

         Directors Hugo Barth III, Robert L. Bischoff, Alexander A. Bol, Brenda Curtis, John J. Davis, Donald G. Kein, James J. Kennedy, Paul Lomakin, Jr., Eugene V. Malinowski, Herbert Schiller, Norman F. Schroeder and William A. Thompson and certain of the Corporation's officers and their associates are and have been customers of the Bank and have had loan transactions with the Bank in the ordinary course of business during 2003. All such transactions with these directors and officers of the Corporation and their associates were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time of such transactions for other persons and did not involve more than a normal risk of collectibility or present other unfavorable features.

         During 2003, a firm in which Director Norman F. Schroeder is a principal rendered building, construction and renovation services to the Bank in the normal course of business. The aggregate payments amounted to $477,793. Such firm has rendered and will continue to render services to the Bank in 2004. The cost of such services was reasonable and comparable to the cost of obtaining similar services in the market place.

         During 2003, a partnership of which Director Donald G. Kein was a partner rendered legal services to the Corporation and/or the Bank in the normal course of business. The aggregate fees amounted to $73,173. Such firm has rendered and will continue to render legal services to the Corporation and/or the Bank in 2004. The cost of such services was reasonable and comparable to the cost of obtaining similar services elsewhere in the market place.

         During 2003, a firm in which Chairman of the Board Alexander A. Bol is a principal rendered architectural services to the Bank in the normal course of business. The aggregate fees amounted to $30,215. Such firm has rendered and will continue to render services to the Bank in 2004. The cost of such services was reasonable and comparable to the cost of obtaining similar services in the market place.

         For information regarding a trust arrangement entered into with respect to Mr. Davis, see the "Board Report on Executive Compensation" below.

Board Report on Executive Compensation

         Pursuant to rules adopted by the SEC to enhance disclosure of corporate policies regarding executive compensation, the Corporation has set forth below a report of its Board regarding compensation policies as they affect Mr. Davis and the other executive officers of the Corporation.

Overview

         The Board of Directors  views  compensation  of  executive  officers as having three distinct parts, a current compensation program, a set of standard benefits and a long-term benefit. The current compensation element focuses upon the executive officer's salary and is designed to provide appropriate reimbursement for services rendered. The Corporation's standard benefit package, consisting principally of the Pension Plan and health insurance, is supplemented in certain circumstances. The long-term benefit element has primarily been reflected in the grants of stock options to specific executive officers.

         The employment agreement entered into with John J. Davis has enabled the Board to tie annual compensation to Mr. Davis' and the Corporation's performance. Initially, the agreement, dated August 1, 1992, provided for a base salary of $130,000 per annum. Base salary in subsequent years has been left to the discretion of the Board of Directors, subject to the restriction that base salary may not be reduced during the term of the agreement. In subsequent years, Mr. Davis' salary has been increased to $330,000 per year. Subject to contractual minimums in the case of those executives (such as Mr. Weagley, Mr. Arnold, Ms. Wunder and Mr. Bennetti) who have entered into employment agreements with the Corporation, the salary levels of the other executive officers are set annually by the Board of Directors, with a recommendation by Mr. Davis.

         The Board has concluded that it is important to provide Mr. Davis, Mr. Weagley, Mr. Arnold, Ms. Wunder and Mr. Bennetti and certain other executives with employment protections. Mr. Davis' employment agreement contains an "evergreen" clause which, in effect, assures him that he will receive three years notice of any decision to terminate his agreement. Mr. Weagley, Mr. Bennetti, Mr. Arnold and Ms. Wunder have contractual assurances that they will receive two years notice of any decision to terminate their employment agreements.

Specific Elements of Compensation

         The  Board  has  sought  to  structure  executive   compensation  as  a
"pay-for-performance" compensation policy. The elements of that policy are as follows:

                  (a) Salary. While consolidation within the banking industry has created a substantial supply of qualified executives, the Board believes that it is important for the Bank to retain a competitive salary structure. The Board maintains salary guidelines for the Bank's officers. In accordance with those guidelines, Mr. Davis' current salary of $330,000 was increased to that level in 2003.

                  (b) Incentive  Compensation.  The AIP is designed to correlate compensation to performance in a manner designed to provide meaningful incentives for Bank officers in general. Under the terms of the AIP, Bank officers were eligible to receive incentive pay for performance in 2003. For Mr. Davis, performance goals relate solely to the performance of the Corporation. For all other participants, goals relate both to individual performance and the Corporation's performance. Mr. Davis' incentive compensation for the year 2003 amounted to $74,300.

                  (c) Benefit Plans. In addition to benefits provided under the Pension Plan and under standard medical insurance plans, the Corporation furnishes the following plan benefits to executive officers:

                           (i)  401(k).   The   Corporation  has  implemented  a
company-wide 401(k) plan designed to provide an overall benefit to all full-time employees who are at least 21 years old and have at least one year of service. Under this Plan, the Corporation matches 50% of employee contributions up to 6% of gross compensation. The match for Mr. Davis during 2003 was $7,000.

                           (ii)  SERPs.  The  Corporation  has  established  two
Supplemental Executive Retirement Plans ("SERPs") designed to provide benefits lost to senior management as a result of federal legislation reducing and/or limiting retirement benefits available from the Corporation's Pension Plan and 401(k) plan. Costs to the Corporation for the replacement benefits are similar to the reduction in qualified retirement plan costs which otherwise would be provided by those plans but for the federal legislation. To date, Mr. Davis is the only employee designated for participation in the SERPs. To set aside funds to help meet its obligations under the SERPs, the Bank established a trust as of July 1, 1997 (the "Trust"). The Bank may contribute funds to the Trust from time to time. The Trust funds, which are subject to the claims of the Bank's creditors in certain circumstances, will be held in the Trust until paid to plan participants and their beneficiaries in accordance with the terms of the SERPs.

                           (iii) Deferred Compensation. Effective as of December
31, 2003, as a result of certain revisions to the Corporation's split dollar life insurance program for Mr. Davis and other senior bank officers under age 60 described below, the Board established the Union Center National Bank Senior Officers Protection Plan for such officers. Under the Senior Officers Protection Plan, the Corporation may, but is not required to, credit deferred compensation accounts of participants from time to time based on participant performance and the operating profit of the Corporation. The accounts vest at the rate of 10% per year of service (including service prior to the Plan's effective date), beginning after six years of service. However, a participant's account will become fully vested in the event of termination due to death or disability, attainment of age 65 or a "change in control" (defined in the same manner as in Mr. Davis' employment agreement). If a participant's employment is terminated for "cause", the benefit will be forfeited. A participant's vested account is payable in a single lump sum following termination of employment. However, a participant who terminates on or after age 65 may elect to receive his or her account in installments over not more than ten years.

                           (iv) Life Insurance. As indicated above, effective as
of December 19, 2003, the Corporation revised the split dollar life insurance program that had been in effect for Mr. Davis and other senior bank officers under age 60. Under the revised program, the Corporation owns certain life insurance policies covering the lives of such officers. In the event of the death of such an officer, the Corporation will receive a refund of its premiums. A death benefit equal to 3.5 times the officer's salary, less any group term insurance benefit, will be provided to the officer's designated beneficiary.

                  (d) Stock Options. From time to time, the Board has granted stock options to Mr. Davis and other executive officers. Such options have been granted at an exercise price equal to the then current market price of the Common Stock. The value of such options thus correlates directly with the market performance of the Common Stock. Information regarding the Named Officers" options is presented elsewhere herein.

                   (e) Restricted Stock. The stock incentive plan adopted by the shareholders in 1999 authorized the grant of restricted stock awards. A restricted stock award typically enables a recipient to obtain the restricted shares, without payment of a cash exercise, upon the satisfaction of certain conditions. Restricted stock grants were awarded to Mr. Davis in 2001 and 2002, but not in 2003.

         The Board believes that an appropriate compensation program can help in achieving shareholder performance goals if its program reflects an appropriate balance between providing rewards to key employees while at the same time effectively controlling compensation costs. The Board believes that its compensation program is consistent with, and should help to achieve, those objectives.

By:      The Board of Directors

Hugo Barth III
Robert L. Bischoff
Alexander A. Bol
Brenda Curtis
John J. Davis
James J. Kennedy
Donald G. Kein
Paul Lomakin, Jr.
Eugene V. Malinowski
Herbert Schiller
Norman F. Schroeder
William A. Thompson

Audit Committee Matters

         Audit Committee Charter. As a result of new audit committee requirements implemented by the SEC and Nasdaq in response to the adoption of the Sarbanes-Oxley Act of 2002, the Board of Directors amended the Audit

Committee's charter during 2003. A copy of the Audit Committee's amended and restated charter is attached hereto as Exhibit A.

         Independence of Audit Committee Members. The Common Stock is listed on the Nasdaq National Market and the Corporation is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules and under the SEC's Rule 10A-3.

         Audit Committee Financial Expert. The Board of Directors has determined that Eugene V. Malinowski constitutes an "audit committee financial expert", as such term is defined by the SEC. As noted above, Mr. Malinowski - as well as the other members of the Audit Committee - has been determined to be "independent".

         Audit Committee Report. In connection with the preparation and filing of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003:

         (1) the Audit Committee reviewed and discussed the audited financial statements with the Corporation's management;

         (2) the Audit Committee discussed with the Corporation's independent auditors the matters required to be discussed by SAS 61;

         (3) the Audit Committee received and reviewed the written disclosures and the letter from the Corporation's independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Corporation's independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence; and

         (4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2003 Annual Report on Form 10-K.

By: The Audit Committee of the Board of Directors

Robert L. Bischoff
James J. Kennedy
Eugene V. Malinowski
Herbert Schiller


Accounting Fees and Other Accounting Matters

         In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the independent accountants, KPMG LLP ("KPMG"), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered that was approved through its pre-approval process.

       Audit Fees. Audit fees billed or expected to be billed to the Corporation by KPMG for the audit of the financial statements included in the Corporation's Annual Reports on Form 10-K, and reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q, for the years ended December 31, 2002 and 2003 totaled approximately $73,500 and $81,800, respectively.

       Audit-Related Fees. The Corporation was billed $-0- and $-0- by KPMG for assurance and related services rendered by KPMG during the fiscal years ended December 31, 2002 and 2003, that are reasonably related to the performance of the audit or review of the Corporation's financial statements and are not reported under the immediately preceding paragraph.

       Tax Fees. The Corporation was billed an aggregate of $22,900 and $20,400 by KPMG for the fiscal years ended December 31, 2002 and 2003, respectively, for tax services, principally advice regarding the preparation of income tax returns.

       All Other Fees. The Corporation was billed an aggregate of $-0- and $-0-by KPMG for the fiscal years ended December 31, 2002 and 2003, respectively, for permitted non-audit services.

       Other Matters. The Audit Committee of the Board of Directors has determined that the provision of tax services by KPMG is compatible with maintaining the independence of the Corporation's principal accountant.

       Applicable law and regulations provide an exemption that permits certain services to be provided by the Corporation's outside auditors even if they are not pre-approved. The Corporation has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.


Nominating Committee Matters

         Nominating Committee Charter. The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee's charter is attached hereto as Exhibit B.

         Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.

         Procedures for Considering Nominations Made by Shareholders. The Nominating Committee's charter describes procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than

30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director it elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

         Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

         o must satisfy any legal requirements applicable to members of the Board;

         o must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

         o must have a reputation, in one or more of the communities serviced by the Corporation and its subsidiaries, for honesty and ethical conduct;

         o must have a working knowledge of the types of responsibilities expected of members of the board of directors of a bank holding company; and

         o must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee's capacity to serve in a fiduciary position.

         Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating Committee's charter provides that there will be no differences in the manner in which the nominating committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

         o a review of the information provided to the Nominating Committee by the proponent;

         o a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

         o        a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.


         Third Party Recommendations. In connection with the 2004 Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Corporation's Common Stock for at least one year.

        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons holding more than 10% of a registered class of the equity securities of the Corporation to file with the SEC and to provide the Corporation with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Corporation. As a result of the adoption of the Sarbanes-Oxley Act of 2002, the reporting obligations with respect to certain transactions were accelerated to 48 business hours after the transaction. Based solely upon a review of such reports furnished to the Corporation, the Corporation believes that all such Section 16(a) reports were timely filed during the fiscal year ended December 31, 2003, except that director Donald Kein filed one report two days late with respect to one sale of securities.


Stockholder Return Comparison

         Set forth below is a line graph presentation comparing the cumulative stockholder return on the Corporation's Common Stock, on a dividend reinvested basis, against the cumulative total returns of the Standard & Poor's 500 Stock Index and the Media General Industry Group Index-Middle-Atlantic Banks for the period from January 1, 1999 through December 31, 2003.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG CENTER BANCORP, INC.,
            S&P 500 INDEX AND THE MEDIA GENERAL INDUSTRY GROUP INDEX

                              Measurement Period - Fiscal Year Ending December 31,

                                   1999          2000           2001            2002           2003
Center Bancorp, Inc.              95.39         140.62         136.21          183.33         311.76

Media General Industry Group
Index - Regional Middle
Atlantic Banks                    79.13          89.55          92.35           88.31         112.57

S&P 500 Index                    121.04         110.02          96.95           75.52          97.18


                    ASSUMES $100 INVESTED ON JANUARY 1, 1999
                       ASSUMES DIVIDEND REINVESTED THROUGH
                       FISCAL YEAR ENDED DECEMBER 31, 2003

   PROPOSAL TWO: ADOPTION OF THE 2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         The 1993 Outside Director Stock Option Plan (the "Prior Plan") expired in November 2003. The Prior Plan authorized one-time grants of stock options covering 516,894 (adjusted for stock splits and stock dividends) shares of the Corporation's Common Stock to outside directors. In December 2003, the Corporation's Board of Directors adopted the 2003 Non-Employee Director Stock Option Plan (the "Plan"), subject to the approval of the Corporation's shareholders at the Annual Meeting. A copy of the Plan is annexed to this proxy statement as Exhibit C and is incorporated by reference into this proxy statement. The Corporation has summarized below the material terms of the Plan. Such summary is qualified by reference to the entire plan annexed hereto, which should be read carefully by all shareholders.

Overview

         The Plan contemplates that on June 1 of each year, directors who served continuously on the Board during the twelve months immediately preceding such date and were not employed by the Corporation or any of its subsidiaries during such twelve month period (each, an "Eligible Outside Director") will be granted a stock option covering 3,000 shares of Common Stock. These options will vest over a four year period, subject to acceleration in certain instances. For an outside director who remains on the Board for the first five years of the Plan, the operation of the Plan (if it is approved by shareholders) would be as follows:

------------------------------- --------------------------------------------------------------------------------------
Date                            Effect

------------------------------- --------------------------------------------------------------------------------------
June 1, 2004                    An  option  covering  3,000  shares  is  granted  ("Option  A");  and no  shares  are purchaseable under Option A.

------------------------------- --------------------------------------------------------------------------------------
June 1, 2005                    An option covering 3,000 shares is granted  ("Option B"); 750 shares are purchaseable under Option A; and no shares are purchaseable under Option B.

------------------------------- --------------------------------------------------------------------------------------
June 1, 2006                    An  option  covering  3,000  shares  is  granted   ("Option  C");  1,500  shares  are
                                purchaseable  under  Option A; 750 shares  are  purchaseable  under  Option B; and no shares are purchaseable under Option C.

------------------------------- --------------------------------------------------------------------------------------
June 1, 2007                    An  option  covering  3,000  shares  is  granted  ("Option  D");  2, 250  shares  are purchaseable  under  Option A; 1,500  shares  are  purchaseable  under  Option B; 750 shares are purchaseable  under Option C; and no shares are purchaseable  under Option
                                D.

------------------------------- --------------------------------------------------------------------------------------
June 1, 2008                    An  option  covering  3,000  shares  is  granted  ("Option  E");  Option  A is  fully exerciseable;  2,250  shares  are  purchaseable  under  Option B;  1,500  shares  are purchaseable  under  Option C; 750 shares  are  purchaseable  under  Option D; and no shares are purchaseable under Option E.

------------------------------- --------------------------------------------------------------------------------------

Unless terminated by the Board, the Plan will continue to authorize similar grants during the ten year term of the Plan.

Purpose

         The purpose of the Plan is to attract and retain highly qualified non-employee directors for the Corporation.


Administration

         The Plan is administered by a committee consisting of those directors who are employed by the Corporation and its subsidiaries (the "Administrator"). At this point, the only director to serve on that committee will be John J. Davis, the President and Chief Executive Officer of the Corporation. Subject to applicable law and the terms of the Plan, the Administrator will have the authority to interpret and administer the provisions of the Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan and to make all determinations related thereto.


Terms and Conditions of Stock Options Granted Pursuant to the Plan

         Type of Options

         Options  granted  under  the  Plan  are  non-qualified   stock  options
("NQSOs"). Unless otherwise indicated herein, any reference to "options" refers to NQSOs.

         Exercise Price

         The exercise price of each option granted under the Plan will be the "Fair Market Value" of one share of Common Stock on the grant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the term "Fair Market Value" shall mean the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the "Fair Market Value" shall be determined in good faith by the Administrator in accordance with generally accepted valuation principles and such other factors as the Administrator reasonably deems relevant.

         Upon exercise of an option under the Plan, the participant will be required to provide the exercise price in full in cash or, at the discretion of the Administrator, by the transfer of shares of Common Stock valued at Fair Market Value on the date of exercise. In connection with any exercise of options, the Corporation will have the right to collect or withhold from any payments under the Plan all taxes required to be withheld under applicable law.

         Conditions on Exercise

         Options will vest at a rate of 25% per year, commencing one year after they are granted. No option is exercisable after the expiration of ten years from the date on which the option is granted.

         An option generally may be exercised only by the optioneee and only if the optionee is a member of the Board of Directors of the Corporation. In the event that an Optionee ceases to serve on the Board for any reason other than cause, death, disability, resignation or retirement, such optionee's options will automatically terminate three months after the date on which such service terminates or on the expiration date of the option, whichever occurs first. In the event that an optionee resigns or is removed from the Board by means of a resolution which recites that the optionee is being removed solely for cause, such optionee's options will automatically terminate on the date such removal or resignation is effective. In the event that an optionee ceases to serve on the Board by reason of death, disability or retirement, an option exercisable by such optionee will terminate one year after the date of cessation of service of the optionee or on the expiration date of the option, whichever occurs first. During such time after death, an option may only be exercised by the Optionee's personal representative, executor or administrator, as the case may be.

         Change in Control

            In the event that:

                  (i) the Corporation should effect a business combination in which it merges into, consolidates with, or sells substantially all of its assets to, any other corporation or entity;

                  (ii) any other corporation or entity should merge into the Corporation in a transaction in which the Corporation becomes a wholly-owned subsidiary of another entity; or

                  (iii)  the  Corporation   should  adopt  a  plan  of  complete
liquidation, then

                           (a) all options granted under the Plan will be deemed
fully exercisable fifteen days
prior to the scheduled closing of such event; and

                           (b) the Corporation may give an optionee written
notice requiring such optionee either
(1) to exercise his or her options within thirty days after receipt of such notice, including all installments whether or not they would otherwise be exercisable at the date, (2) in the event of a merger or consolidation in which shareholders of the Corporation will receive shares of another corporation, to agree to convert his or her options into comparable options to acquire such shares, (3) in the event of a merger or consolidation in which shareholders of the Corporation will receive cash or other property (other than capital stock), to agree to convert his or her options into such consideration (in an amount representing the appreciation over the exercise price of such options) or (4) to surrender such options or any unexercised portion thereof.

Shares Covered

         A total of 500,000 shares may be issued pursuant to the Plan.

Adjustments

         In general, the number of shares available for issuance under the Plan, the number of shares covered by outstanding options and the exercise prices of outstanding options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other similar changes in the Corporation's common stock.

No Right of Employment or Service as a Director

         No provision in the Plan confers upon any participant any right to continue in the service of the Corporation or its subsidiaries in any form.

Assignment

         Options granted under the Plan generally are nontransferable, except by will or by the laws of descent and distribution.

Termination, Amendment and Modification

         The terms of the Plan may be amended or revised at any time and from time to time by the Board of Directors of the Corporation, except that:

         o the provisions of the Plan relating to the amount of shares covered by options, the exercise price of options and the timing of option grants and exercises may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA or the rules thereunder,

         o no amendment or termination may adversely affect any optionee with respect to any right which has accrued under the Plan in regard to any option granted prior to such termination or amendment, and

         o no such amendment shall be effective without approval of the shareholders of the Corporation if the effect of such amendment is to (a) materially increase the number of shares of Common Stock authorized for issuance pursuant to the Plan or (b) materially increase the number of shares of Common Stock subject to options (otherwise than pursuant to the adjustment provisions described above).

         Any termination of the Plan will terminate the obligation of the Corporation to grant any option scheduled to be granted after the date of such termination.

Federal Income Tax Consequences

         BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE. OPTIONEES ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS BEFORE EXERCISING AN OPTION OR DISPOSING OF ANY STOCK RECEIVED PURSUANT TO THE EXERCISE OF AN OPTION. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE INTERNAL REVENUE CODE AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

         No income will be recognized by optionees at the time of the grant of stock options under the Plan.

         Generally, upon exercise of a stock option, an optionee will be subject to ordinary income tax on the excess of the fair market value of the stock on the exercise date over the exercise price. The Corporation will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee's taxable year. The Corporation will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a stock option, tenders shares of Common Stock in partial or full payment of the exercise price, no gain or loss will be recognized on the tender.

         Tax Withholding

         The Corporation, as and when appropriate, shall have the right to require each optionee purchasing shares of Common Stock to pay any federal, state or local taxes required by law to be withheld.

         Other

         The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401 of the Internal Revenue Code.

                           INDEPENDENT PUBLIC AUDITORS

         The Audit Committee of the Board of Directors has appointed KPMG to perform the function of independent public auditors for fiscal year 2004.

         Representatives of KPMG are expected to attend the Annual Meeting and will be available to respond to appropriate questions of shareholders. Such representatives will have an opportunity to make a statement at the Annual Meeting if they so desire.

                               SHAREHOLDER MATTERS

         SEC regulations permit shareholders to submit proposals for consideration at annual meetings of shareholders. Any such proposals for the Corporation's Annual Meeting of Shareholders to be held in 2005 must be submitted to the Corporation on or before November 20, 2004 and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. If a shareholder notifies the Corporation after February 3, 2005 of an intent to present a proposal at the Corporation's Annual Meeting of Shareholders to be held in 2005, the Corporation will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials.

         The Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board. Any such communication should be addressed to the Chairman of the Board of the Corporation and should be sent to such individual c/o Center Bancorp, Inc., 2455 Morris Avenue, Union, New Jersey 07083. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Chairman's receipt of such a communication, the Secretary of the Corporation will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

         Board members are encouraged, but not required by any specific Board policy, to attend the Corporation's annual meeting of shareholders. Each of the members of the Board attended the Corporation's 2003 annual meeting of shareholders.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware that any other matters are to be presented for action, but if any other matters properly come before the Annual Meeting, or any adjournments thereof, the holder of any proxy is authorized to vote thereon at his or her discretion.

         A copy of the Annual Report of the Corporation and the Bank for the year ended December 31, 2003 is being mailed to shareholders with, and is incorporated by reference in, this proxy statement.

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 (EXCLUDING EXHIBITS) WILL BE FURNISHED, WHEN AVAILABLE, WITHOUT CHARGE TO ANY SHAREHOLDER MAKING A WRITTEN REQUEST FOR THE SAME TO ANTHONY C. WEAGLEY, VICE PRESIDENT AND TREASURER, CENTER BANCORP, INC., 2455 MORRIS AVENUE, UNION, NEW JERSEY 07083.

                                  By Order of the Board of Directors



                                  John J. Davis
                                  President and Chief Executive Officer

Dated:  March 19, 2004

                              CENTER BANCORP, INC.

                    Proxy For Annual Meeting of Shareholders

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Center Bancorp, Inc., Union, New Jersey, do hereby constitute and appoint Mark
S. Cardone, John F. McGowan and Lori A. Wunder, or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead to vote all of the common stock of said corporation standing in my name on its books on February 27, 2004, at the annual meeting of shareholders to be held at the Suburban Golf Club, 1730 Morris Avenue, Union, New Jersey 07083 on April 20, 2004 at 10:00 o'clock a.m. or at any adjournments thereof, with all powers the undersigned would possess if personally present, as shown on the reverse side.

                               (See Reverse Side)

      Please date, sign and mail your proxy card back as soon as possible!

                 Annual Meeting of Shareholders - April 20, 2004

                              CENTER BANCORP, INC.

/ / Please mark your
votes as in this
example.

This proxy is being solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

                                           Grant Authority    Withhold Authority
                                           for all nominees   for all nominees
                                                  / /                 /

1. Election of Directors for three year terms ending in 2007

                  Nominees:
                  John J. Davis
                  Brenda Curtis
                  Donald G. Kein
                  Norman F. Schroeder


Instruction: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

---------------------------------

2. Proposal to adopt the 2003 Non-Employee Director Stock Option Plan:

        FOR                AGAINST                 ABSTAIN
        |_|                  |_|                     |_|


3. Other Business - Whatever other business may be brought before the meeting or any adjournment thereof.

         If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of management. Unless otherwise specified, execution of this proxy will confer authority to the persons named herein as proxies to vote shares in favor of the Board's nominees for directors and in favor of the proposed adoption of the Corporation's 2003 Non-Employee Director Stock Option Plan. Important: To assure your representation at the meeting, please date, sign and mail this proxy promptly in the envelope provided. Note: When signed as attorney, executor, administrator, trustee or guardian, please give full titles. If more than one trustee, all should sign. All joint owners must sign.


Signature: _______________  Signature:___________________   Dated: ______, 2004

                                    EXHIBIT A


                              AMENDED AND RESTATED

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                CENTER BANCORP, INC. / UNION CENTER NATIONAL BANK


Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Assume direct responsibility for the appointment, compensation, evaluation of the work and, where appropriate, the replacement of the Company's independent auditors, including resolution of any disagreements that may arise between the Company's management and the Company's independent auditors regarding financial reporting.

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

         o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         o Encourage adherence to, and continued improvement of, the Company's accounting policies, procedures, and practices at all levels; review of potential significant financial risk to the Company; and monitor compliance with legal and regulatory requirements.

         o Assure the ultimate accountability of the independent auditors to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, independent legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

         Audit Committee members shall meet the applicable independence requirements of the National Association of Securities Dealers (the "NASD"), the Securities and Exchange Commission (the "SEC") and the Sarbanes-Oxley Act of 2002 (the "Act"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined by applicable rules of the NASD and the SEC) directors, free from any relationship that would interfere with the exercise of his or her independent judgment, and no Audit Committee member may, other than in the capacity of an Audit Committee or board member, accept any consulting, advisory, or other compensatory fee from the Company or its subsidiaries or be an affiliated person of the Company or its subsidiaries. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. It is the intention of the Board to assure that at least one member of the Audit Committee shall satisfy the requirements of an "audit committee financial expert" (as defined under the Act and pursuant to regulations of the SEC).

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors review procedures.

Audit Committee Responsibilities and Duties

Review Procedures


         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published in the Company's proxy statement at least every three years in accordance with SEC regulations.

         2. Require the independent auditors to advise the Audit Committee in advance in the event that the independent auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements ("non-audit services").

                  Approve in advance all audit, review or attest engagements and all permitted non-audit services performed by the Company's independent auditors.

         3. Review all non-audit services provided by the Company's auditors and obtain confirmations from time to time from the Company's outside auditing firm that such firm is not providing to the Company (i) any of the non-auditing services listed in Section 10A(g) of the Securities Exchange Act of 1934, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee.

         4. Approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934. Record in its minutes and report to the Board all approvals of audit services and non-audit services granted by the Audit Committee.

         5. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

         6. In consultation with the management, the independent auditors, and the internal auditor, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

         7. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire audit committee for purposes of this review.

         8. Review the independence and performance of the independent auditors and annually appoint the independent auditors or discharge the independent auditors when circumstances warrant. The Audit Committee shall require the independent auditors to submit, on an annual basis, a formal written statement, consistent with Independent Standards Board Standard 1, setting forth all relationships between the independent auditors and the Company that may affect the objectivity and independence of the independent auditors. Such statement shall confirm that the independent auditors are not aware of any conflict of interest prohibited by Section 10A(i) of the Securities Exchange Act of 1934. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. The Audit Committee shall take, or recommend to the full Board that the full Board take, appropriate action to oversee the independence of the independent auditors.

         9. Establish procedures for the receipt, retention and processing of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

         10. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         11. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and internal audit, and the general audit approach.

         12. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         13. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting and ensure the auditing firm reports to the Audit Committee under the requirements set forth in Section 204 of the Act.

         14.      Review  the  budget,   plan,  changes  in  plan,   activities,
                  organizational structure and qualifications of the internal audit department, as needed.

         15. Review the appointment, performance, and replacement of the senior internal audit executive.

         16. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

         17. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         18. Commencing on such date as Section 102(a) of the Act becomes effective, obtain confirmation from the independent auditors at the commencement of each audit that such firm is a "registered public accounting firm" as such term is defined under the Act.

         19. Require the independent auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the independent auditors and other material written communications between the independent auditors and the Company's management, including management's letters and schedules of unadjusted differences.

         20. Investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

Other Audit Committee Responsibilities

         21. Annually prepare a report to shareholders as required by the Securities and Exchange Commission, such report to be included in the Company's annual proxy statement.

         22. Perform any other activities consistent with this Charter, the Company's by-laws, the Company's certificate of incorporation and governing law, as the Committee or the Board deems necessary or appropriate.

         23. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                    EXHIBIT B

          CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

Purposes of the Nominating Committee

         The purposes of the Nominating Committee are:

         o to consider proposals made by shareholders and others to nominate specific individuals to the board of directors of Center Bancorp, Inc. (the "Company");

         o to identify qualified individuals for membership on such board (the "Board") ; and

         o to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.

 Membership of the Nominating Committee

         The Nominating Committee:

         o shall consist of not less than three members of the Board, the exact number to be established by the board of directors from time to time;

         o shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company; and

         o shall consist solely of members who are appointed by, and who may be removed by, the Board.

Criteria for Nomination to the Board of Directors

         Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee's opinion, satisfy the following criteria (the "Minimum Criteria") together with such other criteria as shall be established by the Nominating Committee:

         o such nominee shall satisfy any legal requirements applicable to members of the Board;

         o such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

         o such nominee shall have a reputation, in one or more of the communities serviced by the Company and its subsidiaries, for honesty and ethical conduct;

         o such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and

         o such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee's capacity to serve in a fiduciary position.

Procedures to be Followed with Respect to the Submission of Names for Consideration by the Nominating Committee.

         The following procedures (the "Minimum Procedures") shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above. Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director it elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

         In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

         The Nominating Committee may, but shall not be required to, develop other procedures (the "Additional Procedures") designed to supplement the Minimum Procedures.

Processes to be Followed in Considering Candidates

         Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

         There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent,
(ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

         The Nominating Committee shall:

o determine whether other criteria (the "Additional Criteria"), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

         o reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

         o        take into account a potential candidate's experience, areas of
                  expertise   and  other   factors   relative   to  the  overall
                  composition of the board of directors;

o determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

o annually review the size, composition and needs of the Board and make recommendations to the Board;

o recommend to the Board the director nominees for election at the next annual meeting of shareholders;

o consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

o consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

o annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

         The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

         The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

                                    EXHIBIT C

                              CENTER BANCORP, INC.
                  2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                  1. Purpose of the Plan. The purpose of this Stock Option Plan ("Plan"), to be known as the "Center Bancorp Non-Employee Director Stock Option Plan", is to attract qualified personnel to accept positions of responsibility as outside directors with Center Bancorp, Inc., a New Jersey corporation ("Company"), and to provide incentives for qualified persons to remain on the Board of the Company as outside directors.

                  2. Definitions. As used in the Plan, unless the context requires otherwise, the following terms shall have the following meanings:

                           (a) "Anniversary Date" shall mean, for each member of
                  the Board who is an Existing Director, June 1 of each calendar year, provided that such director has served continuously on the Board during the twelve months immediately preceding such date and was not an employee of the Company or any of its subsidiaries during such twelve month period. "Anniversary Date" shall mean, for each member of the Board who is not an Existing Director, the one year anniversary of the date on which such person commenced serving as a member of the Board (the "First Anniversary Date") and June 1 of each calendar year following the calendar year in which the First Anniversary Date occurs, provided that such director has served continuously on the Board during the twelve months immediately preceding such Anniversary Date and was not an employee of the Company or any of its subsidiaries during such twelve month period.

                           (b) "Board"  shall mean the Board of Directors of the
                  Company.

                           (c) "Committee" shall mean a committee of the Board designated by the Board and consisting solely of members of the Board who are not Outside Directors. If all members of the Board are Outside Directors, the Committee shall consist of the entire Board.

                           (d) "Common  Stock" shall mean the  Company's  common
                  stock, no par value, or if, pursuant to the adjustment provisions of Section 11 hereof, another security is substituted for the Common Stock, such other security.

                           (e) "Existing Director" shall mean each member of the
                  Board on the date of adoption of this Plan other than John J. Davis.

                           (f) "Fair  Market  Value"  shall mean the fair market
                  value of the Common Stock on the Anniversary Date or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Committee in accordance with generally accepted valuation principles and such other factors as the Committee reasonably deems relevant.

                           (g) "Option" shall mean the right,  granted  pursuant
                  to Section 7 of the Plan, to purchase one or more shares of Common Stock.

                           (h) "Optionee"  shall mean a person to whom an option
                  has been granted under the Plan.

                           (i) "Outside  Director"  shall mean a director who is
                  not an employee of the Company or its subsidiaries.

                           (j) "Retirement" shall mean a director's  resignation
                  from, or the act of foregoing election to, the Board as a result of any mandatory retirement provisions applicable to such director.

                  3. Stock Subject to the Plan. There will be reserved for use upon the exercise of Options granted from time to time under the Plan an aggregate of 500,000 shares of Common Stock, subject to adjustment as provided in Section 11 hereof. The Committee shall determine from time to time whether all or part of such 500,000 shares shall be authorized but unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company and which are held in its treasury. If any Option granted under the Plan should expire or terminate for any reason without having been exercised in full, the unpurchased shares shall become available for the grant of Options under the Plan.

                  4. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full discretion:

                           (a) To determine the exercise price of Options granted hereunder in accordance with Section 7 hereof;

                           (b) To interpret the Plan;

                           (c) To promulgate, amend and rescind rules and regulations relating to the Plan, provided, however, that no such rules or regulations shall be inconsistent with any of the terms of the Plan;

                           (d)  To  subject   any  Option  to  such   additional
                  restrictions and conditions (not inconsistent with the Plan) as may be specified when granting the Option; and

                           (e) To make all other  determinations  in  connection
                  with the administration of the Plan

                  5. Eligibility. The only persons who shall be eligible to receive Options under the Plan shall be persons who, on the date such Options are to be granted hereunder, have not been an employee of the Company or any of its subsidiaries during the twelve months preceding such date.

                  6. Term. No Option shall be granted under the Plan after June 1, 2014.

                  7. Grant of Stock Options. The following provisions shall apply with respect to Options granted hereunder:

                           (a) Automatic Grants. The Company shall grant to each
                  member of the Board an Option to purchase three thousand (3,000) shares of Common Stock (subject to adjustment pursuant to Section 11 hereof) on each of such director's Anniversary Dates during the term of this Plan. It is understood that directors who are employees of the Company or any of its subsidiaries cannot receive Options hereunder unless and until they have ceased such employment for a period of at least twelve months.

                           (b) Option Price. The price at which shares of Common
                  Stock shall be purchased upon exercise of an Option granted hereunder shall be equal to the Fair Market Value of such shares on the date of grant of such Option.

                           (c)  Expiration.  Except  as  otherwise  provided  in
                  Section 10 hereof, each Option granted hereunder shall cease to be exercisable ten years after the date on which it is granted.

                  8. Exercise of Options. Unless the exercise date of an Option granted hereunder is accelerated pursuant to Section 12 hereof, the following provisions shall apply with respect to the exercise of such Option:

                           (a) during the first year after the date of grant, such Option shall not be exercisable; and

                           (b) during  the second  year after the date of grant,
                  such Option may be exercised as to up to 25% of the shares of Common Stock initially covered thereby; and

                           (c) during the third year after the date of grant, such Option may be exercised as to up to 50% of the shares of Common Stock initially covered thereby (provided that the provisions of paragraph (b) above shall not have been violated); and

                           (d) during  the fourth  year after the date of grant,
                  such Option may be exercisable as to up to 75% of the shares of Common Stock initially covered thereby (provided that the provisions of paragraphs (b) and (c) above shall not have been violated); and

                           (e) such Option may be  exercised  in its entirety or
                  as to any portion thereof at any time during the fifth year after the date of grant and thereafter until the term of such Option expires or otherwise ends.

                  9. Method of Exercise. To the extent permitted by Section 8 hereof, Optionees may exercise their Options from time to time by giving written notice to the Company. The date of exercise shall be the date on which the Company receives such notice. Such notice shall be on a form furnished by the Company and shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. At the closing, the Company shall deliver to the Optionee (or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against payment in full of the Option price for the number of shares to be delivered, such payment to be by a certified or bank cashier's check and/or, if permitted by the Committee in its discretion, by transfer to the Company of capital stock of the Company having a Fair Market Value (as determined pursuant to Section 2(f)) on the date of exercise equal to the excess of the purchase price for the shares purchased over the amount (if any) of the certified or bank cashier's check. If the Optionee (or other person entitled to exercise the Option) shall fail to accept delivery of and pay for all or any part of the shares specified in his or her notice when the Company shall tender such shares to such Optionee, such Optionee's right to exercise the Option with respect to such unpurchased shares may be terminated.

                  10. Termination of Board Status. In the event that an Optionee ceases to serve on the Board for any reason other than cause, death, disability, resignation or Retirement, such Optionee's Options shall automatically terminate three months after the date on which such service terminates, but in any event not later than the date on which such Options would terminate pursuant to
Section 7(c). In the event that an Optionee resigns or is removed from the Board by means of a resolution which recites that the Optionee is being removed solely for cause, such Optionee's Options shall automatically terminate on the date such removal is effective. In the event that an Optionee ceases to serve on the Board by reason of death, disability or Retirement, an Option exercisable by such Optionee shall terminate one year after the date of death, disability or Retirement of the Optionee, but in any event not later than the date on which such Options would terminate pursuant to Section 7(c). During such time after death, an Option may only be exercised by the Optionee's personal representative, executor or administrator, as the case may be. No exercise permitted by this Section 10 shall entitle an Optionee or such Optionee's personal representative, executor or administrator to exercise any portion of any Option beyond the extent to which such Option is exercisable pursuant to
Section 8 hereof on the date such Optionee ceases to serve on the Board.

                  11. Changes in Capital Structure. In the event that, by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, reclassification, stock split-up, combination of shares, exchange of shares, or comparable transaction, the outstanding shares of Common Stock of the Company are hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation, then appropriate adjustments shall be made by the Committee to the number and kind of shares reserved for issuance under the Plan upon the grant and exercise of Options and the number and kind of shares subject to the automatic grant provisions of Section 7(a). In addition, the Board shall make appropriate adjustments to the number and kind of shares subject to outstanding Options, and the purchase price per share under outstanding Options shall be appropriately adjusted consistent with such change. In no event shall fractional shares be issued or issuable pursuant to any adjustment made under this Section
11. The determination of the Committee as to any such adjustment shall be final and conclusive.

                  12. Mandatory Exercise. Notwithstanding anything to the contrary set forth in the Plan, in the event that (x) the Company should adopt a plan of reorganization pursuant to which (i) it shall merge into, consolidate with, or sell substantially all of its assets to, any other corporation or entity or (ii) any other corporation or entity shall merge into the Company in a transaction in which the Company shall become a wholly-owned subsidiary of another entity, or (y) the Company should adopt a plan of complete liquidation, then (I) all Options granted hereunder shall be deemed fully exercisable fifteen days prior to the scheduled consummation of such event and (II) the Company may give an Optionee written notice thereof requiring such Optionee either (a) to exercise his or her Options within thirty days after receipt of such notice, including all installments whether or not they would otherwise be exercisable at the date, (b) in the event of a merger or consolidation in which shareholders of the Company will receive shares of another corporation, to agree to convert his or her Options into comparable options to acquire such shares, (c) in the event of a merger or consolidation in which shareholders of the Company will receive cash or other property (other than capital stock), to agree to convert his or her Options into such consideration (in an amount representing the appreciation over the exercise price of such Options) or (d) to surrender such Options or any unexercised portion thereof.


                  13. Option Grant. Each grant of an Option under the Plan will be evidenced by a document in such form as the Committee may from time to time approve. Such document will contain such provisions as the Committee may in its discretion deem advisable, including without limitation additional restrictions or conditions upon the exercise of an Option, provided that such provisions are not inconsistent with any of the provisions of the Plan. The Committee may require an Optionee, as a condition to the grant or exercise of an Option or the issuance or delivery of shares upon the exercise of an Option or the payment therefor, to make such representations and warranties and to execute and deliver such notices of exercise and other documents as the Committee may deem consistent with the Plan or the terms and conditions of the option agreement. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Committee may also require the Optionee to execute and deliver documents (including the investment letter described in Section 14) containing such representations, warranties and agreements as the Committee or counsel to the Company shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of 1933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

                  14. Investment Letter. If required by the Committee, each Optionee shall agree to execute a statement directed to the Company, upon each and every exercise by such Optionee of any Options, that shares issued thereby are being acquired for investment purposes only and not with a view to the redistribution thereof, and containing an agreement that such shares will not be sold or transferred unless either (1) registered under the Securities Act of 1933, as amended, or (2) exempt from such registration in the opinion of Company counsel. If required by the Committee, certificates representing shares of Common Stock issued upon exercise of Options shall bear a restrictive legend summarizing the restrictions on transferability applicable thereto.

                  15. Requirements of Law. The granting of Options, the issuance of shares upon the exercise of an Option, and the delivery of shares upon the payment therefor shall be subject to compliance with all applicable laws, rules, and regulations. Without limiting the generality of the foregoing, the Company shall not be obligated to sell, issue or deliver any shares unless all required approvals from governmental authorities and stock exchanges shall have been obtained and all applicable requirements of governmental authorities and stock exchanges shall have been complied with.

                  16. Tax Withholding. The Company, as and when appropriate, shall have the right to withhold any federal, state, or local taxes required by law to be withheld.

                  17. Nonassignability. No Option shall be assignable or transferable by an Optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder, in which event the terms of this Plan, including all restrictions and limitations set forth herein, shall continue to apply to the transferee. Except as otherwise provided in the immediately preceding sentence, during an Optionee's lifetime, no person other than the Optionee may exercise his or her Options.

                  18. Optionee's Rights as Shareholder and Board Member. An Optionee shall have no rights as a shareholder of the Company with respect to any shares subject to an Option until the Option has been exercised and the certificate with respect to the shares purchased upon exercise of the Option has been duly issued and registered in the name of the Optionee. Nothing in the Plan shall be deemed to give an Optionee any right to a continued position on the Board nor shall it be deemed to give any person any other right not specifically and expressly provided in the Plan.

                  19. Termination and Amendment. The Board may at any time terminate or amend the Plan as it may deem advisable, except that (i) the provisions of this Plan relating to the amount of shares covered by Options, the exercise price of Options or the timing of Option grants or exercises shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder, (ii) no such termination or amendment shall adversely affect any Optionee with respect to any right which has accrued under the Plan in regard to any Option granted prior to such termination or amendment, and (iii) no such amendment shall be effective without approval of the stockholders of the Company if the effect of such amendment is to (a) materially increase the number of shares of Common Stock authorized for issuance pursuant to the Plan (otherwise than pursuant to Section 11) or (b) materially increase the number of shares of Common Stock subject to Options (otherwise than pursuant to Section 11) Any termination of this Plan will terminate the obligation of the Company to grant any Option scheduled to be granted after the date of such termination.

                  20. Shareholder Approval. Any Options granted hereunder shall be subject to the condition that the stockholders of the Company approve this Plan at the Company's 2004 Annual Meeting of Shareholders.

                  21. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under the Plan within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next date following such Sunday or legal holiday which is not a Sunday or legal holiday.